LEGG MASON PARTNERS INVESTMENT SERIES

on behalf of

LEGG MASON PARTNERS VARIABLE PREMIER SELECTIONS ALL CAP GROWTH PORTFOLIO

(the “fund”)

Supplement Dated June 28, 2006

to

Prospectus Dated February 28, 2006

The information set forth under the heading “Management—Mid Cap Growth Segment” in the Prospectus is revised, and superseded to the extent inconsistent, to read as follows:

Legg Mason Partners Variable Premier Selections All Cap Growth Portfolio

Effective June 30, 2006, Brian M. Angerame and Derek J. Deutsch, CFA, each of whom is a Director and Portfolio Manager for Smith Barney Fund Management LLC (the “manager”), manage the day-to-day operations of the fund’s Mid Cap Growth segment, including initiating buy/sell orders and coordinating with research personnel.

Mr. Angerame joined the manager in 2000. Mr. Deutsch joined the manager in 1999.

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